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                                                                   EXHIBIT 99.3

                              EMPLOYMENT AGREEMENT

         AGREEMENT made this 3rd day of June 2002, effective as of June 3, 2002, by and between Thomas C. Clay (hereinafter referred to as the "Executive"), presently residing in Boulder, CO at the most recent address contained in Executive's personnel file, and Comprehensive Behavioral Care, Inc., a Nevada corporation with principal offices located at 200 South Hoover Boulevard; Building 219, Suite 200, Tampa, Florida 33609 (hereinafter referred to as the "Company").

                             W I T N E S S E T H :

         WHEREAS, the Company, and affiliate corporations, is currently engaged in the principal business of providing various managed behavioral health care services on a fee for service or through contract capitation agreements; and

         WHEREAS, the Executive is offered employment by the Company in the capacity as President, Public Sector Systems; and

         WHEREAS, the Company and Executive desire to provide for the future continued employment of Executive upon the terms and conditions provided for herein;

         NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

                                   ARTICLE I

                                   EMPLOYMENT

         Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees during the term hereof, and subject to the terms and conditions hereof to continue the employment of the Executive, and the Executive hereby accepts such employment in his
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capacity as President, Public Sector Systems of the Company. Executive shall report to the President and Chief Executive Officer.

                                  ARTICLE II

                                    DUTIES

         (A) Executive shall, during the term of his employment with the Company, and subject to the reasonable and good faith direction and control of the Executive Officers and ultimately the Company's Board of Directors, perform such duties and functions for the Company as he may be called upon to perform by the Chief Executive Officer of the Company during the term of this Agreement consistent with the position of President, Public Sector Systems.

         (B) The Executive agrees to devote his full time and utilize his continued best efforts to the performance of his duties for the Company and to render such services for any subsidiary and affiliate corporations of the Company as may be assigned to him.

         (C) The Executive shall perform, in conjunction with the Company's senior management, to the best of his ability the following services and duties for the Company and its subsidiary and affiliate corporations (by way of example, and not by way of limitation):

                  (i) Those duties attendant to the position with the Company for which he was hired;

                  (ii) Supervision of the Clinical Operations functions of the Company until an additional position is established for that function;

                  (iii) Works with Executive management to establish priorities, strategies, and objectives;

                  (iv)     Development of Public Sector Products and Markets;


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                  (v)      Interfaces with and participates in marketing
         activities;

                  (vi) Assist with the development of budgets, forecasts, financial models, credentialing and responses to Requests for Proposals.

                                  ARTICLE III
                                 STOCK OPTIONS

         (A) Executive shall be eligible for participation in periodic grants of Comprehensive Care Corporation ("CCC") stock options from time to time as determined by the CCC Board of Directors at its discretion.

                                   ARTICLE IV
                    PRINCIPAL BUSINESS LOCATION OF EXECUTIVE

         Executive shall be based at the Company's corporate headquarters located in Tampa, Florida; even though he resides in Colorado. Executive shall undertake such travel as directed within or without the United States as is or may be reasonably necessary in the interests of the Company and its operating subsidiaries and the performance of his duties hereunder.


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

                                   ARTICLE V
                                  COMPENSATION

         (A) Commencing the effective date of this Agreement and during the full term of this Agreement, Executive shall receive a base salary (the "Base Salary") at the rate of $120,000 per annum payable in equal bi-weekly increments or such other regular pay periods of the Company with the opportunity for periodic review and adjustment based on performance, market conditions, financial parameters of the Company, and other conditions as deemed appropriate and set forth by the Executive Officers of the Company. The Chief Executive Officer will have the sole discretion to approve any upward adjustment to Executive's compensation that brings the Executive's compensation up to $150,000 annually. Any upward adjustment to Executive's compensation that brings the Executive's compensation greater than $150,000 annually will be approved at the sole discretion of the Board of Directors.

         (B) Executive may receive such bonuses or additional compensation as may be determined from time to time by the Executive Officers and approved as appropriate by the Board of Directors in its sole discretion.

         (C) The Company shall deduct from Executive's compensation, whether Base Salary or any discretionary bonus, all federal, state and local taxes which it may now or may hereafter be required to deduct.

         (D) In addition to the Base Salary and for the fiscal year ending May 31, 2003, Executive shall be eligible to earn an annual performance based incentive bonus (the "Incentive Bonus") of up to $20,000 for achievement of target company financial and non-financial individual objectives. This target amount will be based 20% on individual performance against objectives and 80% on the


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Company's financial performance against set financial criteria for the
Plan year set forth in Annex A. Pay-out of this bonus will be as soon as reasonably possible after the closure of the books for the fiscal year.

                                   ARTICLE VI
                                    BENEFITS

         (A) During the term hereof, (i) the Company shall provide Executive with the Company's standard health insurance and retirement savings plans (i.e. 401k Plan) as generally offered and made available to employees of the Company, and upon the same terms and conditions as provided to other executives of the Company. The Company reserves the right to alter, modify, change any currently offered health insurance and retirement savings plan; Currently, Executive elects not to participate in the group health plans of the Company. Therefore, the Company reimburses Executive $220 per month toward health insurance premium costs. At such a time that Executive elects participation in the Company group health plans, premium contribution and cost sharing will be as provided to other executives of the Company; (ii) Executive shall also be eligible to participate life insurance and disability insurance as generally offered and made available to executives of the Company as now if effect or may hereafter be adopted; (iii) Executive shall be reimbursed by the Company, upon presentation of appropriate vouchers, for all reasonable business expenses incurred by the Executive on behalf of the Company, consistent with the Company's expense reimbursement policies.

         (B) Executive shall be entitled to three weeks of paid vacation during each 12-month period of employment, to be accrued in accordance with the Company's vacation policies and to be taken at such times as not to interfere with projects then in process and within the maximum carry


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over limits as available to all employees of the Company. Additionally, the
Executive shall be accorded such leave and holidays generally made available to other Executive Officers of the Company.

         (C) Executive shall be eligible to participate if adopted, in any Senior Executive Retirement Plan as implemented and approved by the Board of Directors. Participation shall be in an amount and shall be earned and vested in accordance with any plan the Company may ultimately adopt. It is currently anticipated with implementation beginning in Calendar Year 2002; final participation shall be based upon finalized and approved parameters as determined by the Board of Directors in their sole discretion.

         (D) Executive shall be eligible to participate in any Deferred Compensation Plan as implemented by the company in its discretion. Participation will be intended to give the ability to defer portions of the Executive's annual base salary and up to all of a Participant's earned annual incentive in accordance with finalized parameters of the approved Plan.


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

                                  ARTICLE VII
                                NON-DISCLOSURE

         The Executive shall not, at any time during or after the termination of his employment hereunder, except when acting on behalf of and with the authorization of the Company, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Company's business, finances, marketing information, managed care business, plans and programs, contract proposals, psychiatric and dependence operations, names and arrangements with network providers, and information relating to any managed care, capitation, sales or marketing programs of the Company, or financial modeling and responses to Requests for Proposals (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Executive or known by him solely as a consequence of his employment by the Company, whether or not pursuant to this Agreement, and not generally known (other than as disclosed by any person in breach of any obligation of confidentiality to the Company) in the industry, concerning the business, finances, methods, operations, marketing information, and information relating to the sales and marketing of the Company. The foregoing is intended to be confirmatory of the statutory law and common law of the state of Florida relating to trade secrets and confidential information.

                                 ARTICLE VIII
                             RESTRICTIVE COVENANT

         (A) In the event of the voluntary termination of employment with the Company by Executive, Executive agrees that he will not, for a period of twelve (12) months following such


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termination, directly or indirectly contact or interfere with existing contracted business or business in process of active discussions. In addition, Executive agrees not to bid, either directly or indirectly, on any new business in a State where the Company has an office for a period of twelve months.

         (B) In furtherance of the foregoing, Executive shall not during the aforesaid period of non-competition, directly or indirectly, in competition with the Company, solicit any management person who was employed by the Company or solicit any provider, insurer or group through, from or with which the Company transacted any managed behavioral health care business. The foregoing shall not be deemed or construed to prevent Executive from soliciting any consultant or advisor to the Company for any project that Executive may participate in which is not in violation of this Article VIII.

         (C) If any court shall hold that the duration of non-competition or any other restriction contained in this paragraph is unenforceable, it is our intention that same shall not thereby be terminated but shall be deemed amended to delete there from such provision or portion adjudicated to be invalid or unenforceable or in the alternative such judicially substituted term may be substituted therefore.

                                   ARTICLE IX
                              TERM AND TERMINATION

         (A) This Agreement shall commence on the date hereof and continue until terminated by the Executive or the Company.


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         (B)      This Agreement shall terminate prior to the expiration of its term as follows:

                  (i) upon the mutual agreement of the Company and Executive.

                  (ii) upon the death or permanent disability of Executive, in which case Executive shall be entitled to all Base Salary through the date of termination. For the purposes of the foregoing, permanent disability shall be the inability of Executive to attend to his usual duties for a period of two (2) months in any 12 month period of the term or sixty (60) consecutive calendar days due to illness or injury.

                  (iii) for cause by the Company, in which case Executive shall only be entitled to his Base Salary through the date of termination. For the purpose of the foregoing, cause shall be (a) a breach or default in the performance by Executive of any of his material obligations under this Agreement, or (b) the commission by Executive of any act resulting in or intending to result in his personal gain or enrichment at the expense of the Company, or (c) the commission by Executive of any felony or misdemeanor or act involving moral turpitude.

                  (iv) by the Company without cause, in which case Executive shall be entitled to an amount equal to his then Base Salary for the term of three (3) months.

                  (v) in the event a Change of Control in the Company shall have occurred and within six (6) months from such Change of Control Executive shall be terminated without cause, Executive is entitled to receive the amount equal six (6) months Base Salary upon termination. In addition, all options granted to Executive and which shall not have heretofore vested, shall immediately vest and become presently exercisable.

                  (vi) at any time during the term, a Change of Control in the Company shall have occurred, Executive will have the option to accept six (6) months of special severance or to


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         continue employment in current position with the Company at
         Executive's current pay and benefit level. For the purpose of the foregoing, a Change of Control shall be a change in ownership of 30% or more of the voting power of all issued and outstanding share of capital stock of the Company of all classes and any convertible or exchangeable security on an as converted or as exchanged basis.

                                   ARTICLE X
                        TERMINATION OF PRIOR AGREEMENTS

         This Agreement sets forth the entire agreement between the parties and supersedes all prior agreements between the parties, whether oral or written, which are merged herein.

                                   ARTICLE XI
                                  ARBITRATION

         Any dispute arising out of the interpretation, application and/or performance of this Agreement shall be settled through final and binding arbitration before a single arbitrator in Tampa, Florida in accordance with the commercial rules of the American Arbitration Association. The arbitrator shall be selected by the Association and shall be an attorney at law experienced in the field of corporate law. Any judgment upon any arbitration award may be entered in any court, federal or state, having competent jurisdiction of the parties.


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                                  ARTICLE XII
                                  SEVERABILITY

         If any provision of this Agreement shall be held invalid and unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

                                  ARTICLE XIII
                                     NOTICE

         All notices required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given only if delivered to the addressee in person or mailed by certified mail, return receipt requested, as follows:

  If to the Company:        Comprehensive Care Corporation
                            200 South Hoover Boulevard; Building 219, Suite 200
                            Tampa, Florida 33609
                            Attention: Chief Executive Officer

  If                        to the Executive: Addressed to the
                            most recent Residence Address
                            contained in Executive's personnel
                            file.

or to any such other address as the party to receive the notice shall advise by due notice given in accordance with this paragraph.

                                  ARTICLE XIV
                                    BENEFIT

         This Agreement shall inure to, and shall be binding upon, the parties hereto, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.


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                                   ARTICLE XV
                                     WAIVER

         The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of construction and validity.

                                  ARTICLE XVI
                                 GOVERNING LAW

         This Agreement has been negotiated and executed in the State of Florida, and Florida law shall govern its construction and validity.

                                  ARTICLE XVII
                                ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties hereto. No change, addition or amendment shall be made hereto, except by written agreement signed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

(Corporate Seal)             COMPREHENSIVE CARE CORPORATION



                             By: /s/ Mary Jane Johnson
                                 ---------------------------------------------
                                 Name:   Mary Jane Johnson
                                 Title:  President and Chief Executive Officer



                             /s/ Thomas C. Clay
                             -------------------------------------------------
                                      THOMAS C. CLAY    (Executive)


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